Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
Schedule of Other Income

	Year Ended December 31,
	2015	2014	2013
Leasing, contract services and miscellaneous income	$25	$17	$24
Royalty income(1)	19	28	24
Gain on purchase of equity method investment	—	—	7
(Loss) gain on sale of assets and businesses(2)	(9)	40	—
Exchange gains (losses), net(3)	19	(66)	(31)
Total other income, net	$54	$19	$24

(1)	Royalty income is primarily for technology and trademark licensing.
(2)	In 2015, the Company sold its subsidiary in Sweden for proceeds of $4 that resulted in a loss on sale of $9 in the Fluoroproducts segment. In 2014, the gain of $40 includes gains on sales of businesses of $30 and $4 in the Fluoroproducts and Titanium Technologies segments, respectively. The remaining $6 related to gain on other sale of assets in the Fluoroproducts segment.
(3)	Chemours uses foreign currency forward contracts to offset its net exposure, by currency, related to its non-functional currency-denominated monetary assets and liabilities. See Note 20 for further information. The pre-tax exchange gains are recorded in other income, net and the related tax impact is recorded in provision for income taxes in the Consolidated Statements of Operations. The $19 net exchange gain for the year ended December 31, 2015 includes a gain on derivatives of $42, partially offset by a $23 pre-tax exchange loss on non-functional monetary assets and liabilities as a result of the strengthening of the U.S. dollar against the Mexican peso, Euro, Thai baht, Chinese yuan and other currencies. Exchange losses in 2014 and 2013, respectively, were primarily driven by the strengthening of the U.S. Dollar versus the Swiss franc and the Euro in 2014, and a strengthening of the U.S. dollar versus the Venezuelan bolivar and the Brazilian real in 2013.